                                                                     EXHIBIT 4.1


              Incorporated Under the Laws of the State of Delaware

          NUMBER                                                SHARES

           ***                                                    ***


                                 KNOLOGY, INC.
                                  COMMON STOCK
                           PAR VALUE, $0.01 PER SHARE

                                                                SEE REVERSE SIDE
                                                                FOR RESTRICTIONS
                                                                ON TRANSFER



THIS CERTIFIES THAT                  SPECIMEN                            is the
                    _____________________________________________________
registered holder of                 SPECIMEN                            Shares
                    ______________________________________________________
of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of ____________ A.D. 19___



------------------------------                    ------------------------------
          SECRETARY                                          PRESIDENT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE OWNERSHIP OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF KNOLOGY, INC. (THE "CORPORATION"), WHICH (I) PROHIBITS THE TRANSFER OF ANY SECURITIES TO A THIRD PARTY BEFORE OFFERING SUCH SECURITIES TO THE CORPORATION UPON THE SAME TERMS AS TO THE THIRD PARTY, AND (II) PROVIDES THAT THE CORPORATION SHALL HAVE THE RIGHT TO REDEEM ANY SECURITIES TO THE EXTENT NECESSARY TO PREVENT THE LOSS OR SECURE THE REINSTATEMENT OF ANY LICENSE OR FRANCHISE HELD BY THE CORPORATION OR ANY OF ITS SUBSIDIARIES. A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS AVAILABLE FOR INSPECTION
AT THE OFFICES OF THE CORPORATION.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION.



          THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

     TEN COM        -AS TENANTS IN COMMON              UNIF GIFT MIN ACT-......CUSTODIAN......
     TEN ENT        -AS TENANTS BY THE ENTIRETIES                        (CUST)         (MINOR)
     JT TEN         -AS JOINT TENANTS WITH RIGHT OF                  UNDER UNIFORM GIFTS TO MINORS
                    SURVIVORSHIP AND NOT AS TENANTS
                    IN COMMON                                           ACT...................
                                                                                (STATE)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


            FOR VALUE RECEIVED, ____ HEREBY SELL, ASSIGN AND TRANSFER UNTO____________________________________________________________
     __________________________________________________________SHARES
     REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
     ________________________________________________________ATTORNEY
     TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

            DATED _______________ 19___

                IN PRESENCE OF

                                        _____________________________
     _____________________________

                    NOTICE THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.